UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Diebold, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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5995 Mayfair Road
P. O. Box 3077 • North Canton, Ohio 44720-8077

March 16, 2007

Dear Shareholder:

The 2007 Annual Meeting of Shareholders of Diebold, Incorporated will be held at the Kent State University (Stark) Professional Education and Conference Center, 6000 Frank Avenue, N.W., Canton, Ohio 44720, on Thursday, April 26, 2007 at 10:00 a.m. EST. For your convenience, we are pleased to offer a live webcast of the annual meeting at http://www.diebold.com.

All holders of record of Diebold Common Shares as of March 12, 2007, are entitled to vote at the 2007 Annual Meeting.

As described in the accompanying Notice and Proxy Statement, you will be asked to (i) elect ten directors, (ii) ratify the appointment of KPMG LLP as independent auditors for 2007 and (iii) approve amendments to the Amended Code of Regulations of Diebold, Incorporated.

Diebold’s Annual Report for the year ended December 31, 2006 is included herein. Your proxy card is enclosed. Please indicate your voting instructions and sign, date and mail this proxy card promptly in the return envelope.

If you are planning to attend the meeting, directions to the meeting location are included on the back page. If you are unable to attend the meeting, you may listen to a live broadcast that will be available from Diebold’s web site at http://www.diebold.com. The replay can also be accessed on the site soon after the meeting for up to three months.

We look forward to seeing those of you who will be attending the meeting.

Sincerely,

John N. Lauer Chairman of the Board	Thomas W. Swidarski President and Chief Executive Officer

5995 Mayfair Road
P.O. Box 3077 • North Canton, Ohio 44720-8077

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 26, 2007
10:00 a.m. EST

Dear Shareholder,

The Annual Meeting of Shareholders of Diebold, Incorporated will be held at the Kent State University (Stark) Professional Education and Conference Center, 6000 Frank Avenue, N.W., Canton, Ohio 44720, on April 26, 2007 at 10:00 a.m. EST, for the following purposes:

1. To elect ten directors;

2. To ratify the appointment of KPMG LLP, as the Corporation’s independent auditors for the year 2007;

3. To approve amendments to the Amended Code of Regulations of Diebold, Incorporated relating to:

(a) modernization and clarification of existing Code;

(b) a new NYSE requirement regarding uncertificated shares;

(c) indemnification of officers and directors;

(d) notice of shareholder proposals;

(e) permitting the Board to amend the Code to the extent permitted by law; and

4. To consider such other matters as may properly come before the meeting or any adjournment thereof.

Your attention is directed to the attached proxy statement, which fully describes these items.

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Holders of record of Diebold Common Shares at the close of business on March 12, 2007 will be entitled to vote at the meeting.

The enclosed proxy card is solicited, and the persons named therein have been designated, by the Board of Directors of the Corporation.

By Order of the Board of Directors

Warren W. Dettinger
Vice President, General Counsel and Secretary

March 16, 2007
(approximate mailing date)

YOU ARE REQUESTED TO COOPERATE IN ASSURING A
QUORUM BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY
AND PROMPTLY MAILING IT IN THE RETURN ENVELOPE.

DIEBOLD, INCORPORATED
5995 Mayfair Road
P.O. Box 3077 • North Canton, Ohio 44720-8077

PROXY STATEMENT

Annual Meeting of Shareholders, April 26, 2007

This proxy statement is furnished to shareholders of Diebold, Incorporated in connection with the solicitation by the Board of Directors of proxies that will be used at the 2007 Annual Meeting of Shareholders to be held on April 26, 2007, at 10:00 a.m. EST, or any adjournments thereof, for the purpose of considering and acting upon the matters referred to in the preceding Notice of Annual Meeting and more fully discussed below.

Record Date and Share Ownership

On March 12, 2007, the record date for the meeting, the outstanding voting securities of the Corporation consisted of xx,xxx,xxx Common Shares, $1.25 par value per share, all of one class. Each shareholder of record as of the close of business on March 12, 2007 will be entitled to one vote for each Common Share held on that date.

Submitting and Revoking Your Proxy

This proxy statement and accompanying form of proxy were first mailed to shareholders on or about March 16, 2007. If you complete and submit your proxy, the persons named as proxies on your proxy card, which we refer to as the Proxy Committee, will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the Proxy Committee will vote the shares represented by your proxy as follows:

•	FOR the election of the director-nominees set forth in “Proposal No. 1: Election of Directors.”

•	FOR ratification of the appointment of the independent auditors set forth in “Proposal No. 2: Ratification of Appointment of Independent Auditors.”

•	FOR approval of amendments to the Amended Code of Regulations of Diebold, Incorporated as set forth in “Proposal No. 3: Approval of Amendments to the Amended Code of Regulations.”

In addition, if other matters are properly presented for voting at the Annual Meeting, the Proxy Committee will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Annual Meeting.

Shareholders may revoke the authority granted by their proxies at any time before the exercise of the powers conferred thereby by: notice in writing delivered to the Secretary of the Corporation; submitting a subsequently dated proxy; or attending the Annual Meeting, withdrawing the proxy and voting in person.

Cumulative Voting

If a shareholder gives written notice to the President, any Vice President or Secretary at least forty-eight hours prior to the time fixed for holding the Annual Meeting that the shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon convening of the Annual Meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder will have cumulative voting rights. In cumulative voting, each shareholder may cast a number of votes equal to the number of shares owned multiplied by the number of directors to be elected, and the votes may be cast for one nominee only or distributed among the nominees. In the event that voting at the Annual Meeting is to be cumulative, unless contrary instructions are received on the enclosed proxy, it is presently intended that all votes represented by properly executed proxies will be divided evenly among the candidates nominated by the Board. However, if voting in such manner would not be effective to elect all such nominees, such votes will be cumulated at the discretion of the Proxy Committee so as to maximize the number of such nominees elected.

Votes Required to Adopt Proposals

The results of shareholder voting at the Annual Meeting will be tabulated by the inspectors of elections appointed for the Annual Meeting. The Corporation intends to treat properly executed proxies that are marked “abstain” as present for purposes of determining whether a quorum has been achieved at the Annual Meeting, but will not count any broker non-votes for such purpose. The director-nominees receiving the greatest number of votes will be elected. Votes withheld with respect to the election of directors will not be counted in determining the outcome of that vote. The proposals to amend the Amended Code of Regulation require, for approval, the affirmative vote of at least a majority of the Common Shares outstanding. Accordingly, any abstentions and broker non-votes will have the effect of a vote against the proposals to amend the Amended Code of Regulations. All other matters to be considered at the Annual Meeting require, for approval, the affirmative vote of a majority of Common Shares voted at the meeting in person or by proxy. Abstentions with respect to the proposal to ratify the appointment of the independent auditors will not be counted for determining the outcome of that proposal. The Corporation does not anticipate receiving any broker non-votes at the Annual Meeting in light of the nature of the matters to be acted upon thereat; however, any broker non-votes received in respect of the ratification of the appointment of the independent auditors will not affect the voting on such proposals.

DIRECTOR INDEPENDENCE

The Board has determined that each of Louis V. Bockius III, Phillip R. Cox, Richard L. Crandall, Gale S. Fitzgerald, Phillip B. Lassiter, John N. Lauer, William F. Massy, Eric J. Roorda, Henry D. G. Wallace and Alan J. Weber, which includes each of the current members of the Audit Committee, the Board Governance Committee and the Compensation Committee, has no material relationship with the Corporation (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation) and is independent within the Corporation’s director independence standards, which reflect the New York Stock Exchange director independence standards as currently in effect and as they may be changed from time to time. Accordingly, under the Corporation’s director independence standards a director will be determined not to be independent under the following circumstances:

•	The director is, or has been within the last three years, an employee of the Corporation, or an immediate family member is, or has been within the last three years, an executive officer, of the Corporation;

•	The director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $100,000 in direct compensation from the Corporation, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	(a) The director or an immediate family member is a current partner of a firm that is the Corporation’s internal or external auditor; (b) the director is a current employee of such a firm; (c) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (d) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Corporation’s audit within that time;

•	The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Corporation’s present executive officers at the same time serves or served on that company’s compensation committee;

•	The director or an immediate family member is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Corporation for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000, or two percent of such other company’s consolidated gross revenues;

•	The director has not engaged in a transaction with the Corporation for which the Corporation has been or will be required to make a disclosure under Item 404(a) of Regulation S-K promulgated by the SEC; or

•	The director has no other material relationship with the Corporation, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation.

Thomas W. Swidarski does not meet the aforementioned independence standards because he is the President and Chief Executive Officer, and is an employee of, the Corporation. The Corporation’s director independence standards are available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

COMMUNICATIONS WITH DIRECTORS

In accordance with the NYSE’s corporate governance standards, the Corporation’s non-management directors meet at regularly scheduled executive sessions without management present. The Corporation’s Chairman of the Board, John N. Lauer, is an independent director and presides at these sessions. Shareholders and interested parties may communicate with our committee chairs or with our non-management directors as a group, by sending an email to:

•	Audit Committee — auditchair@diebold.com

•	Board Governance Committee — bdgovchair@diebold.com

•	Compensation Committee — compchair@diebold.com

•	Directors — nonmanagmentdirectors@diebold.com

Communication may also be directed in writing to such person or group at Diebold, Incorporated, Attention: Corporate Secretary, 5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio 44720-8077. The Board has approved a process for handling communications received by the Corporation and addressed to non-management members of the Board. Under that process, the Corporate Secretary will review all such communications and determine whether such communications require immediate attention. The Corporate Secretary will forward such communications, or a summary of such communications, to the appropriate director or directors. A majority of the independent directors of the Board approved the above-described process for determining which communications are forwarded to various members of the Board.

BUSINESS ETHICS POLICY

All of the directors, executive officers and employees of the Corporation are required to comply with certain policies and protocols concerning business ethics and conduct, which we refer to as our “Business Ethics Policy”. The Business Ethics Policy applies not only to the Corporation, but also to all of those domestic and international companies in which the Corporation owns or controls a majority interest. The Business Ethics Policy describes certain responsibilities that the directors, executive officers and employees have to the Corporation, to each other and to the Corporation’s global partners and communities including, but not limited to, compliance with laws, conflicts of interest, intellectual property and the protection of confidential information. The Business Ethics Policy is available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

DIRECTOR COMMITTEES AND COMPOSITION

During 2006, the Board held six meetings. All of the current directors of the Corporation attended 75% or more of the aggregate of all meetings of the Board and the Board committees on which they served during the period. The Board has five standing committees: Audit Committee, Board Governance Committee, Compensation Committee, Investment Committee and Information Technology Oversight Committee. Below is a summary of our committee structure and membership information during 2006:

[1]	Mr. Connor did not stand for re-election at our 2006 Annual Meeting and thereby ceased being a member of the Board and the Compensation Committee as of April 27, 2006.

[2]	Mr. Crandall stepped down as Chair of the Investment Committee on December 13, 2006.

[3]	Mr. Massy stepped down as Chair of the Audit Committee on October 5, 2006. In addition, Mr. Massy has announced his retirement from the Board as of the 2007 Annual Meeting of Shareholders.

[4]	Mr. Wallace succeeded Mr. Massy as Chair of the Audit Committee on October 5, 2006.

[5]	Mr. Weber succeeded Mr. Crandall as Chair of the Investment Committee on December 13, 2006.

Audit Committee

The current members of the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, are Henry D. G. Wallace, Chair, Louis V. Bockius III, Richard L. Crandall, William F. Massy, Eric J. Roorda and Alan J. Weber. All members of the committee are independent. The committee met in person or telephonically [ten] times during 2006, and had informal communications between themselves and management, as well as with the Corporation’s independent auditors, at various other times during the year. The Board has determined that Messrs. Massy, Wallace and Weber are audit committee financial experts. The committee’s functions are described below under “Audit Committee Report.” The committee’s current charter is available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

Board Governance Committee

The current members of the Board Governance Committee are Gale S. Fitzgerald, Chair, Louis V. Bockius III, Phillip B. Lassiter and John N. Lauer. All members of the committee are independent. The committee met [three] times during 2006. The committee’s functions include reviewing the qualifications of potential director candidates and making recommendations to the Board to fill vacancies or to expand the size of the Board, when appropriate. The committee also makes recommendations as to the composition of the various committees of the Board and as to the compensation paid to the directors for their services on the Board and on Board committees. The committee’s current charter is available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

Compensation Committee

The current members of the Compensation Committee are Phillip B. Lassiter, Chair, Phillip R. Cox, Gale S. Fitzgerald and John N. Lauer. The committee met [five] times during 2006. The committee administers the Corporation’s executive compensation program. The role of the committee is to oversee the Corporation’s compensation plans and policies, administer its stock plans (including reviewing and approving equity grants to executive officers) and annually review and approve all compensation decisions relating to executive officers. The committee also assesses achievement of corporate and individual goals by the executive officers under the Corporation’s annual and long-term incentive plans. The committee reviews the management succession plan and proposed changes to any benefit plans of the Corporation such as retirement plans, deferred compensation plans and 401(k) plans. The committee’s current charter is available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

Investment Committee

The current members of the Investment Committee are Alan J. Weber, Chair, Phillip R. Cox, William F. Massy, Eric J. Roorda and Henry D. G. Wallace. The committee met one time in 2006. The committee’s functions include establishing the investment policies, including asset allocation, for the Corporation’s cash, short-term securities and retirement plan assets, overseeing the management of those assets, ratifying fund managers recommended by management and reviewing at least annually the investment performance of the Corporation’s retirement plans and 401(k) plans to assure adequate and competitive returns. The committee’s current charter is available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

Information Technology Oversight Committee

The current members of the Information Technology Oversight Committee are Richard L. Crandall, Chair, Gale S. Fitzgerald, William F. Massy and Alan J. Weber. The committee met in person or telephonically [six] times. The committee’s functions include overseeing and providing guidance to management with respect to major information technology-related projects and decisions and advising the Board on information technology-related matters facing the Corporation. The committee’s current charter is available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

2006 COMPENSATION OF NON-EMPLOYEE DIRECTORS
[TO BE PROVIDED.]
CONSIDERATION OF DIRECTOR NOMINEES

Shareholder Nominees

The policy of the Board Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Board Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under “Director Qualifications.” Any shareholder nominations proposed for consideration by the Board Governance Committee should include (1) complete information as to the identity and qualifications of the proposed nominee, including name, address, present and prior business and/or professional affiliations, education and experience, and particular fields of expertise, (2) an indication of the nominee’s consent to serve as a director of the Corporation if elected, and (3) the reasons why, in the opinion of the recommending shareholder, the proposed nominee is qualified and suited to be a director of the Corporation, and should be addressed to Diebold, Incorporated, 5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio 44720-8077, Attention: Corporate Secretary. See also “Proposals of Shareholders” on page [30] of this Proxy Statement.

Director Qualifications

In evaluating director-nominees, the Board Governance Committee considers such factors as it deems appropriate, consistent with the Corporation’s Corporate Governance Guidelines and other criteria established by the Board. The Board Governance Committee’s goal in selecting directors for nomination to the Board is generally to seek to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable the Corporation to pursue its strategic objectives. The Board Governance Committee has not reduced the qualifications for service on the Corporation’s Board to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, the Corporation seeks, consistent with the vacancies existing on the Corporation’s Board at any particular time and the interplay of a particular candidate’s experience with the experience of other directors, to select individuals whose business experience, knowledge, skills, diversity, integrity, and global experience would be considered a desirable addition to the Board and any committees thereof. In addition, the Board Governance Committee annually conducts a review of incumbent directors using the same criteria as outlined above, in order to determine whether a director should be nominated for re-election to the Board.

The Board Governance Committee makes determinations as to director selection based upon the facts and circumstances at the time of the receipt of the director candidate recommendation. Applicable considerations include (1) whether the Board Governance Committee is currently looking to fill a new position created by an expansion of the number of directors, or a vacancy that may exist on the Board, (2) whether the current composition of the Board is consistent with the criteria described in the Corporation’s Corporate Governance Guidelines, (3) whether the candidate submitted possesses the qualifications that are generally the basis for selection for candidates to the Board, and (4) whether the candidate would be considered independent under the rules of the NYSE and the Corporation’s standards with respect to director independence. Final approval of any candidate will be determined by the full Board. A copy of the Corporation’s Corporate Governance Guidelines is available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

Identifying and Evaluating Nominees for Directors

The Board Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Board Governance Committee regularly reviews the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Board Governance Committee through current Board members, professional search firms, shareholders or other persons. As described above, the Board Governance Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the recommending shareholder’s status, recommendations are considered by the Board Governance Committee at a regularly scheduled meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee during the year ended December 31, 2006 were Phillip B. Lassiter, Chair, Phillip R. Cox, Gale S. Fitzgerald and John N. Lauer. In addition, prior to his decision not to stand for re-election at the Corporation’s 2006 Annual Meeting, Christopher M. Connor was also a member of the Compensation Committee. No officer or employee of the Corporation served on the Compensation Committee during such period.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
The Board recommends that its ten nominees for director be elected at the Annual Meeting, each to hold office for a term of one year from the date of the Annual Meeting and until the election and qualification of a successor. In the absence of contrary instruction, the Proxy Committee will vote the proxies for the election of the ten nominees. All director-nominees are presently members of the Board. A substantial majority of the director-nominees are independent as required by the corporate governance standards of the NYSE. In addition, it is expected that all director-nominees attend the Annual Meeting unless there are extenuating circumstances for nonattendance. All ten directors standing for re-election attended the 2006 Annual Meeting.

If for any reason any director-nominees are not available for election when the election occurs, the designated proxies, at their option, may vote for substitute nominees recommended by the Board. Alternatively, the Board may reduce the number of director-nominees. The Board has no reason to believe that any director-nominee will be unavailable for election when the election occurs.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ITS
TEN NOMINEES AS DIRECTORS.

The Director-Nominees are:

Name and Age as of	Position, Principal Occupation, Business Experience Last
the Annual Meeting	Five Years and Directorships

Louis V. Bockius III Director since: 1978 Age — 71	Retired Chairman, Bocko Incorporated, North Canton, Ohio; Prior — Chairman, Bocko Incorporated, North Canton, Ohio (Plastic Injection Molding).

Phillip R. Cox Director since: 2006 Age — 59
President and Chief Executive Officer, Cox Financial Corporation, Cincinnati, Ohio (Financial Planning and Wealth Management Services).
Director of Cincinnati Bell Inc., Duke Energy Corporation and The Timken Company.

Richard L. Crandall Director since: 1996 Age — 63
Managing Partner, Aspen Partners LLC, Aspen, Colorado (Private Equity); Chairman, Enterprise Software Roundtable, Aspen, Colorado (CEO Roundtable for Software Industry); Prior — Non-executive Chairman of the Board, Giga Information Group, Inc., Cambridge, Massachusetts (Global Technology Advisory Firm).
Director of Dreman Claymore Dividend & Income Fund and Novell, Inc.

Gale S. Fitzgerald Director since: 1999 Age — 56
Director, TranSpend, Inc., Palm Bay, Florida (Total Spend Optimization); Prior — President and CEO, QP Group, Inc., Parsippany, New Jersey (Procurement and Supply Solutions);
Director of Health Net, Inc.

Name and Age as of	Position, Principal Occupation, Business Experience Last
the Annual Meeting	Five Years and Directorships

Phillip B. Lassiter Director since: 1995 Age — 63	Retired Chairman of the Board and Chief Executive Officer, Ambac Financial Group, Inc., New York, New York (Financial Guarantee Insurance Holding Company). Director of Ambac Financial Group, Inc.

John N. Lauer Director since: 1992 Age — 68	Non-executive Chairman of the Board, Diebold, Incorporated, Canton, Ohio; Retired Chairman of the Board, Oglebay Norton Co., Cleveland, Ohio; Prior — Chairman of the Board and Chief Executive Officer; President, Oglebay Norton Co., Cleveland, Ohio (Industrial Minerals)..

Eric J. Roorda Director since: 2001 Age — 56	President, Procomp Agropecuária Ltda, São Paulo, Brazil (Agribusiness); Prior — Chairman of the Board and President, Procomp Amazônia Indústria Eletronica, S.A., São Paulo, Brazil (Banking and Electoral Automation).

Thomas W. Swidarski Director since: 2006 Age — 48	President and Chief Executive Officer, Diebold, Incorporated, Canton, Ohio; Prior — President and Chief Operating Officer; Senior Vice President, Global Financial Self-Service; Senior Vice President, Strategic Development & Global Marketing; Vice President, Global Marketing, Diebold, Incorporated, Canton, Ohio.

Name and Age as of	Position, Principal Occupation, Business Experience Last
the Annual Meeting	Five Years and Directorships

Henry D. G. Wallace Director since: 2003 Age — 61	Former Group Vice President and Chief Financial Officer, Ford Motor Company (Automotive Industry). Director of Hayes Lemmerz International Inc., Ambac Financial Group, Inc. and Lear Corporation.

Alan J. Weber Director since: 2006 Age — 57	Retired Chairman and Chief Executive Officer, U.S. Trust Corporation, New York, New York (Financial Services Business); Prior — Vice Chairman and Chief Financial Officer, Aetna Inc., Hartford, Connecticut (Health Benefits Provider).
BENEFICIAL OWNERSHIP OF SHARES

To the knowledge of the Corporation, no person beneficially owned more than five percent of the outstand-
ing Common Shares as of December 31, 2006.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
[TO BE PROVIDED.]
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and persons who own more than 10% of the Corporation’s Common Shares, to file with the SEC reports of ownership of the Corporation’s securities on Form 3 and changes in reported ownership on Form 4 or Form 5. Such directors, executive officers and 10% shareholders are also required by SEC rules to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely upon a review of the reports furnished to the Corporation, or written representations from reporting persons that all reportable transactions were reported, the Corporation believes that during the year ended December 31, 2006, the Corporation’s directors, executive officers and 10% shareholders timely filed all reports they were required to file under Section 16(a).

[EXECUTIVE COMPENSATION TO BE PROVIDED.]

REPORT OF AUDIT COMMITTEE

As noted above, the Audit Committee is comprised of Henry D. G. Wallace, Chair, Louis V. Bockius III, Richard L. Crandall, William F. Massy, Eric J. Roorda and Alan J. Weber. Each member of the committee is independent as defined in Section 303A.02 of the NYSE corporate governance standards. The primary duties and responsibilities of the committee are as follows: (a) to monitor the adequacy of the Corporation’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (b) to monitor the independence and performance of the Corporation’s outside auditors and internal auditing department; and (c) to provide an avenue of communication among the outside auditors, management, the internal audit organization and the Board. The Board has adopted an Audit Committee Charter, which is available on the Corporation’s web site at http://www.diebold.com or by written request to the Corporate Secretary.

The Audit Committee has reviewed and discussed with the Corporation’s management and KPMG LLP, the Corporation’s independent auditors, the audited financial statements of the Corporation contained in the Corporation’s Annual Report to Shareholders for the year ended December 31, 2006. The Audit Committee has also discussed with the Corporation’s independent auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (titled, “Independence Discussions with Audit Committees”), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with KPMG LLP its independence. The Audit Committee has also considered whether the provision of information technology services and other non-audit services to the Corporation by KPMG LLP is compatible with maintaining its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC.

The foregoing report was submitted by the Audit Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulation 14A promulgated by the Commission or Section 18 of the Securities Exchange Act of 1934.

The Audit Committee:

Henry D. G. Wallace, Chair
Louis V. Bockius III
Richard L. Crandall
William F. Massy
Eric J. Roorda
Alan J. Weber

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

KPMG LLP acted as the Corporation’s independent auditors during the past fiscal year, and has so acted since 1965.

The Audit Committee has again appointed KPMG LLP to examine the accounts and other records of the Corporation for the fiscal year ending December 31, 2007. The Board will present at the Annual Meeting a proposal that such appointment be ratified. Should the shareholders fail to ratify the appointment, the Audit Committee will reconsider its selection.

KPMG LLP has no financial interest, direct or indirect, in the Corporation or any subsidiary.

A representative of KPMG LLP is expected to be present at the annual meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

Audit and Non-Audit Fees

The following table shows the fees billed to the Corporation for professional audit and other services provided by KPMG LLP for fiscal 2006 and 2005.

	2006	2005

Audit Fees[1]	$2,942,450	$2,334,700
Audit-Related Fees[2]	552,630	564,870
Tax Fees[3]	894,030	755,095
All Other Fees[4]	0	0

Total	$4,389,110	$3,654,665

[1]	“Audit Fees” consist of fees billed for professional services rendered for the audit of the Corporation’s annual financial statements and the review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

[2]	“Audit-Related Fees” consist of fees billed primarily for employee benefit plan audits and other attestation services.

[3]	“Tax Fees” consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning, both domestic and international. These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

[4]	“All Other Fees” consist of fees billed for those services not captured in the audit, audit-related and tax categories. The Corporation generally does not request such services from the independent auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the Corporation’s independent auditors. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and non-audit services provided by the independent auditors.

These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to Henry D. G. Wallace, Chair of the Audit Committee, when expedition of services is necessary, provided that Mr. Wallace must report any decisions to pre-approve to the full Audit Committee at its next scheduled meeting. None of the services rendered by the independent auditors under the categories “Audit — Related Fees”, “Tax Fees” and “All Other Fees” described above were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the Commission.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF AUDITORS.

PROPOSAL NO. 3:
APPROVAL OF AMENDMENTS TO THE AMENDED CODE OF REGULATIONS

The Board of Directors unanimously recommends that the shareholders approve amendments to the Corporation’s Amended Code of Regulations described below. The proposed amendments are separated below into four subproposals to allow shareholders to focus and vote on each significant change. Each subproposal will be voted on separately, and the adoption or rejection of one subproposal will not affect the adoption or rejection of another subproposal. The proposed amendments are incorporated in the Amended and Restated Code of Regulations, a copy of which is attached as Appendix A and marked to show the proposed changes. These changes include:

(a)	Modernization and Clarification of Existing Code

•	Allowing the Board to determine that the annual meeting and any special meetings of shareholders (including any adjournments thereof) may be held at any time and place designated by the Board, and may be held by means of communications equipment (for example, over the internet). The existing Code contemplates that meetings of shareholders will occur at the principal office of the Corporation or at such other “place” as may be order by the Board, and shall generally be held on the first Monday in April.

•	Providing that, in determining whether a quorum is present for a meeting of shareholders, shareholders may be present in person, by proxy or through the use of electronic communications equipment (for example, internet webcast, etc.). The existing Code, in determining whether a quorum is present, does not provide for presence through the use of electronic communications equipment.

•	Permitting shareholders to appoint a proxy using any form of modern verifiable communications (for example, electronic mail or telephonic transmission). The existing Code requires that a proxy be written.

•	Providing that the presiding officer (typically the Chairman) will determine the order of business. The existing Code has a section prescribing the order of business.

•	Allowing notice of special meetings of the Board to be given upon one twenty-four hours’ notice and given by personal notice, mail, telegram, telephone, telex, facsimile, electronic mail or similar medium of communication. The existing Code does not allow for notice of a special meeting to be given by fax or e-mail and provides for lengthier notice requirements depending upon the medium of communication.

•	Allowing participation in meetings of the Board or any committees thereof through the use of any communications equipment. The existing Code does not address the participation in meetings of the Board through the use of communications equipment.

•	Providing that compensation of the officers of the Corporation is to be fixed by the Compensation Committee. The existing Code provides that compensation of the officers of the Corporation is to be fixed by the Executive Committee.

•	Providing that the Board may from time to time create committees (other than only the Executive Committee). The existing Code only provides for the appointment of an Executive Committee.

•	Clarifying the requirement that a Director be a shareholder of the Corporation, allowing a Director to become a shareholder “promptly” following appointment or election. The existing Code requires each Director to be a shareholder.

•	Expanding the time to 60 days within which the Board may set a record date and within which notice of the annual meeting or any special meeting of shareholders must be given. The minimum notice period is also shortened to seven days. The existing Code provided for a record date not more than 45 days before the applicable meeting date, and required notice of a special meeting of shareholders be given not more than 45 days nor less than 10 days before such meeting.

•	Providing for the existence of a Chief Executive Officer and Chief Financial Officer. The existing Code did not specifically provide for a Chief Executive Officer or Chief Financial Officer.

•	Allowing for the Chairman of the Board or the Chief Executive Officer to call a special meeting of shareholders. The existing Code only allowed a special meeting to be called by the President, a majority of the Board of Directors, the Executive Committee or when requested by the holders of a majority of the shares of the corporation.

•	Making minor non-substantive changes to the existing Code. These changes would correct typographical errors, eliminate masculine pronouns and conform certain words and phrases with the words and phrases used elsewhere in the amended Code.

(b)	A New NYSE Requirement Regarding Uncertificated Shares

•	Clarifying that the Corporation may issue uncertificated shares (beginning January 1, 2008, NYSE will require all listed companies to allow for uncertificated shares). The existing Code does not specifically provide for uncertificated shares.

(c)	Indemnification of Officers and Directors

•	Providing for the advancement of expenses in connection with claims and suits brought against officers and Directors and requiring the indemnification of any such officers and Directors to the fullest extent allowed by law. The existing Code does not provide for advancement of expenses or indemnification to the fullest extent allowed by law.

(d)	Notice of Shareholder Proposals

•	Setting forth the period in which a shareholder must provide notice to the Corporation in order to submit a proposal for consideration at a meeting or in order to nominate Directors for election to the Board. The existing Code contains no time limitations on a shareholder’s ability to bring business before a meeting or to nominate Directors

(e)	Permitting the Board to Amend the Code to the Extent Permitted by Law

•	Allowing the Board to amend the Code to the extent permitted by Ohio law. The existing Code provides for amendments only by the affirmative vote of two-thirds of the Common Shares. The proposed change would allow the Board to amend the Code if it does not impair shareholder rights.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
AMENDMENTS TO THE AMENDED CODE OF REGULATIONS.

EXPENSES OF SOLICITATION

The cost of soliciting the proxies will be paid by the Corporation. In addition to solicitation by mail, some of the Corporation’s directors, officers and employees, without extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. The Corporation will also enlist, at its own cost, the assistance of banks, bankers and brokerage houses in additional solicitations of proxies and proxy authorizations, particularly from those of their clients or customers whose shares are not registered in the clients’ or customers’

own names. Brokers, bankers, etc., will be reimbursed for out-of-pocket and reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Shares. It is estimated that the expense of such special solicitation will be nominal. In addition, Georgeson Shareholder Communications Inc., New York, New York, has been retained to assist in the solicitation of proxies for an estimated fee of $7,000.

PROPOSALS OF SHAREHOLDERS

The Corporation must receive by November 17, 2007, any proposal of a shareholder intended to be presented at the 2007 Annual Meeting of Shareholders of the Corporation (the “2007 Meeting”) and to be included in the Corporation’s proxy, notice of meeting and proxy statement related to the 2007 Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”). Such proposals should be submitted to the Secretary of the Corporation by certified mail, return receipt requested. Proposals of shareholders submitted outside the processes of Rule 14a-8 of the Exchange Act in connection with the 2007 Meeting (“non-Rule 14a-8 Proposals”) must be received by the Corporation by January 31, 2008 or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Corporation’s proxy related to the 2007 Meeting will give discretionary authority to the Proxy Committee to vote with respect to all non-Rule 14a-8 Proposals received by the Corporation after January 31, 2008.

OTHER MATTERS

The Corporation is not aware of any matters to be presented at the Annual Meeting other than the matters set forth herein. Should any other matters be presented for a vote of the shareholders, the proxy in the enclosed form confers discretionary voting authority upon the Proxy Committee. In accordance with the provisions of the General Corporation Law of the State of Ohio, the Board has appointed inspectors of elections to act at the Annual Meeting.

By Order of the Board of Directors

WARREN W. DETTINGER
Vice President, General Counsel and Secretary

Canton, Ohio
March 16, 2007

THE ANNUAL REPORT OF DIEBOLD, INCORPORATED FOR THE
YEAR ENDED DECEMBER 31, 2006 WAS MAILED TO ALL
SHAREHOLDERS ON OR ABOUT MARCH 16, 2007.

APPENDIX A

REVISED 2/XX/07

AMENDED
AND RESTATED
  CODE OF REGULATIONS

OF

DIEBOLD, INCORPORATED

ARTICLE I

ISSUANCE AND TRANSFER OF SHARES

Section 1 — Certificates
: Registrar and Transfer Agent

~~Each shareholder of this corporation whose shares have been fully paid up shall be entitled to a certificate or certificates showing the number of shares registered in his name on the books of the corporation. Each certificate shall be issued in numerical order and shall be signed by the President or a vice President and the Secretary or an Assistant Secretary, and if at any time required by the Board of Directors, shall be countersigned by any Registrar and Transfer Agent that may be designated and appointed by the Board of Directors. A full record of each certificate as issued shall be kept by the Secretary or by the Registrar and Transfer Agent. No certificates for fractional shares need be issued by the Corporation unless the issuance thereof shall be affirmatively ordered by the Board of Directors at any time. In lieu of any such certificates for fractional shares, scrip or warrants of ownership of fractional shares may be issued, upon such terms as may from time to time be prescribed by the Board of Directors.~~
The Board of Directors shall have authority to make such rules and regulations as it deems expedient concerning the issuance, transfer and registration of certificates for shares and the shares represented thereby. The Board of Directors may at any time, by Resolution, provide for the opening of transfer books for the making and registration of transfers of shares of this corporation in any State of the United States or in any foreign country, and may employ and appoint and remove, at discretion, any agent or agents to keep the records of its shares or to transfer or to register shares, or to perform all of said functions, at any place that the Board of Directors may deem advisable.

Section 2 — Transfers of Shares

Transfers of Shares shall be made only on the books of the corporation at the office thereof, or at the office of any Registrar and Transfer Agent that may at any time be appointed by the Board of Directors for that purpose, upon surrender of the certificates
(or other appropriate evidence if shares are uncertificated)
  to be transferred, properly assigned, evidencing the number of shares so transferred. Certificates so surrendered shall be cancelled and attached to the stubs corresponding thereto in the stock certificate book, and notations of such cancellation made in proper books kept by the corporation or by such Registrar and Transfer Agent.

Section 3 — Record Date and Closing Transfer Books

The Board of Directors may fix a date, which shall not be a past date and which shall not be more than ~~forty-five~~
sixty
  days preceding the date of any meeting of shareholders, or the date fixed for payment of any dividend or distribution, or the date for the allotment of rights, or (subject to contract rights with respect thereto) the date when any change or conversion or exchange of shares shall be made or go into effect, or the date as of which written consents, waivers or releases are to be obtained from shareholders under any applicable provisions of law, or the date when or prior whereto any rights or powers are to be exercised by shareholders, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting or any adjournments thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise rights in respect of any such change, conversion or exchange of shares, or to execute such consents, waivers or releases, or to exercise any such rights or powers of shareholders; and in any such case, only shareholders of record at the date so fixed shall be entitled to notice of and to vote at such meeting, or any adjournments thereof, or to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise any such rights or powers, or to execute such consents, waivers or releases, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of said period, including the time of any such meetings of shareholders or any adjournments thereof.

Section 4 ~~— Registrar and Transfer Agent~~

~~The Board of Directors may at any time, by Resolution, provide for the opening of transfer books for the making and registration of transfers of shares of this corporation in any State of the United States or in any foreign country, and may employ and appoint and remove, at discretion, any agent or agents to keep the records of its shares or to transfer or to register shares, or to perform all of said functions, at any place that the Board of Directors may deem advisable. Section 5~~ — Lost, Destroyed or Mutilated Certificates

If any Certificate of shares of this corporation shall become worn, defaced or mutilated, the Directors, upon production and surrender thereof, may order the same cancelled and a new certificate issued in lieu thereof. If any such certificate be lost
, stolen
  or destroyed, the Directors, upon the furnishing of such evidence as shall be satisfactory to them of such loss
, stealing
  or destruction, and upon the giving of such indemnity as they shall deem satisfactory, may order a new certificate to be issued in lieu of such lost
, stolen
  or destroyed certificate to the person last appearing upon the books of the corporation to be the owner of such lost
, stolen
  or destroyed certificate.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 1 — Annual Meeting

The Annual Meeting of the Shareholders of this corporation shall be held ~~at the principal office of the corporation at Canton, Ohio, or at such other~~
such time and
  place
,
  within or without the State of Ohio ~~as may be ordered by the Board of Directors by resolution or by the written order of a majority of the directors and designated in the notice of such meeting, on the first Monday in April of each year at 1:00 p.m. or at such other hour as may be ordered and designated in the written notice of such meeting. If such day be a legal holiday, then such meeting shall be held at the same hour upon the day next following which is not a legal holiday.~~
, as may be designated by the Board of Directors or, in the absence of a designation by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary, and stated in the notice of meeting. The Board of Directors may postpone and reschedule any previously scheduled annual meeting of the shareholders. The Board of Directors may also determine that the Annual Meeting shall not be held at any physical place, but instead may be held solely by means of communications equipment that enables the shareholders (and proxyholders) to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting and to speak or otherwise participate in the proceedings contemporaneously with other participants. Any shareholder using communications equipment will be deemed present in person at the meeting whether the meeting is to be held at a designated place or solely by means of communications equipment. The Board of Directors may adopt guidelines and procedures for the use of communications equipment in connection with a meeting of shareholders to permit the corporation to verify that a person is a shareholder or proxyholder and to maintain a record of any vote or other action.

Section 2 — Special Meetings

~~Special meetings of shareholders may be called by the President or by the Board of Directors or by written order of a majority of the Directors or by the Executive Committee, if there be one, and shall be called as expressly provided in the Articles of Incorporation or by the President, the Vice President, or the Secretary, when requested in writing by the holders of a majority of the shares of the corporation at the time entitled to exercise voting power in the election of Directors; or special meetings may be held at any time when all of the shareholders~~
Special meetings of shareholders may be called by the Chairman of the Board, the Chief Executive Officer, the President or by the Board of Directors or by written order of a majority of the Directors or by the Executive Committee, if there be one, or by the Chairman of the Board, the Chief Executive Officer, the President, the Vice President, or the Secretary, when requested in writing by the holders of a majority of the shares of the corporation at the time entitled to exercise voting ~~powers upon the question or questions to be submitted at such meeting are present in person or by proxy and consent in writing thereto.~~
power in the election of Directors.
 No such special meeting shall be held elsewhere than at the principal office of the corporation ~~or~~
nor
  outside the

State of Ohio unless so ordered by a resolution of the Board of Directors or by the written order of all the Directors designating the place of such meeting or designating that the meeting will be held by means of communications equipment
 .

Section 3 — Notice of Meetings

~~A written or printed~~
Written
  notice of every annual or special meeting of shareholders, stating the time when and place where the same is to be held,~~and~~
if any,
  the purpose or purposes thereof, ~~shall be served upon or mailed~~
and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment, shall be given to each shareholder of record entitled to vote at such meeting or to receive notice thereof, ~~not more than forty-five (45) days nor less than ten (10~~
either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given, not more than sixty (60) days nor less than seven (7
 ) days before such meeting. If mailed
or sent by overnight delivery service
 , the notice shall be directed to a shareholder at his address last appearing upon the records of the corporation.
If sent by other means of communication authorized by the shareholder, the notice shall be sent to the address furnished by the shareholder for such transmissions.
 In the event of the transfer of shares after notice has been given, and prior to the holding of the meeting, it shall not be necessary to notify the transferee; and if any meeting is adjourned to another time or place, no further notice as to such adjourned meeting need be given other than by announcement at the meeting at which such adjournment is taken, even though such adjournment be taken for want of a quorum. Whenever notice of any such meeting shall have been ~~mailed~~
provided
  as hereby required, failure of delivery thereof to any shareholder shall not invalidate or affect any annual or special meeting or any proceedings had or action taken thereat. Any ~~share- holder~~
shareholder
  may, in writing, waive any notice hereby required.

Section 4 — Quorum

Except as otherwise expressly provided in the
corporation’s
  Articles of Incorporation
, as amended (the “Articles of Incorporation”)
 , the shareholders present in person
, by proxy,
  or by ~~proxy~~
the use of communications equipmen
 t at any meeting held for the determination of the number of Directors or the election of Directors, or for consideration and action upon reports required to be laid before such meeting, shall constitute a quorum for the purpose of transacting such business as aforesaid; but at any meeting of shareholders called for any other purpose, or for consideration of and action upon any matters other than those herein- before mentioned, the presence in person
, by proxy,
  or by ~~proxy~~
the use of communications equipment
  of holders of a majority in number of shares issued and outstanding and entitled to exercise voting power at such meeting, shall be necessary to constitute a quorum for the transaction of such business. ~~If no~~
Whether or not a
  quorum ~~be~~
is
  present at any meeting, the shareholders present in person ~~or~~
,
  by proxy
, or by the use of communications equipment
 , by the vote of a majority of the voting power represented by those so present, may adjourn the meeting to a time fixed by such vote without other notice than the announcement made following the vote.

Section 5 — ~~Proxies~~
Voting

~~A shareholder may, by written proxy or power of attorney, authorize another person or persons to vote for him at any or all meetings of shareholders. Such proxy must be filed with the Secretary or an Assistant Secretary of the corporation before the person authorized thereby can vote thereunder. Such proxy, if so expressed therein, may continue in force, unless sooner revoked by written notice given by the shareholder executing the same for such period as shall be specified in such proxy, but unless such period for the continuance of the same in force be so expressed, any such proxy shall be valid only at the meeting for which the same is given and all adjournments thereof. If such instrument of proxy shall designate two or more persons to act as proxies, a majority of such persons present at any meeting at which their powers thereunder are to be exercised, shall have and may exercise all the powers thereby conferred, or if only one be present, then such powers may be exercised by that one.~~
Except as otherwise expressly required by law, the Articles of Incorporation or this Amended and Restated Code of Regulations, at any meeting of shareholders at which a quorum is present, a majority of the votes cast, whether in person or by proxy, on any matter properly brought before such meeting in accordance with Article II Section 6 will be the act of the shareholders. An abstention shall not represent a vote cast. Every proxy must be in a form permitted by chapter 1701 of the Ohio Revised Code. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the corporation of a verifiable notification of revocation or a later appointment. The presence at a meeting of the person appointing a proxy does not revoke the appointment. The vote upon any question brought before a meeting of the shareholders may be by voice vote, unless otherwise required by law, the Articles of Incorporation or this Amended and Restated Code of Regulations or unless the presiding officer otherwise determines. Every vote taken by written ballot will be counted by the inspectors of election, if inspectors of election are appointed.

Section 6 — Order of Business

(a) Order of Business. The Chairman, or such other officer of the corporation designated by a majority of the total number of Directors that the corporation would have if there were no vacancies on the Board of Directors (such number being referred to as the “Whole Board”), will call meetings of shareholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board of Directors prior to the meeting, the presiding officer of the meeting of shareholders will also determine the order of business and have the authority in his sole discretion to regulate the conduct of any such meeting including, without limitation, by imposing restrictions on the persons (other than shareholders of the corporation or their duly appointed proxies) who may attend any such shareholders’ meeting, by ascertaining whether any shareholder or his proxy may be excluded from any meeting of shareholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings of the meeting, and by determining the circumstances in which any person may make a statement or ask questions at any meeting of shareholders.

(b) At an annual meeting of the shareholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Secretary or an Assistant Secretary in accordance with Article II Section 3, (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Whole Board, or (iii) otherwise properly requested to be brought before the meeting by a shareholder of the corporation in accordance with Article II Section 6(c).

(c) For business to be properly requested by a shareholder to be brought before an annual meeting, (i) the shareholder must be a shareholder of the corporation of record at the time of the giving of the notice for such annual meeting provided for in this Amended and Restated Code of Regulations, (ii) the shareholder must be entitled to vote at such meeting, (iii) the shareholder must have given timely notice thereof in writing to the Secretary, and (iv) if the shareholder, or the beneficial owner on whose behalf any business is brought before the meeting, has provided the corporation with a Proposal Solicitation Notice, as that term is defined in this Article II Section 6(c) below, such shareholder or beneficial owner must have delivered a proxy statement and form of proxy to the holders of at least the percentage of shares of the corporation entitled to vote required to approve such business that the shareholder proposes to bring before the annual meeting and included in such materials the Proposal Solicitation Notice. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (A) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, (D) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (E) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the corporation entitled to vote required to approve the proposal (an affirmative statement of such intent, a “Proposal Solicitation Notice”).

Notwithstanding the foregoing provisions of this Amended and Restated Code of Regulations, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Article II Section 6(c). For purposes of this Section 6(c) and Article III Section 5, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended, or publicly filed by the corporation with any national securities exchange or quotation service through which the corporation’s stock is listed or traded, or furnished by the corporation to its shareholders. Nothing in this Article II Section 6(c) will be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

(d) At a special meeting of shareholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Secretary or an Assistant Secretary (or in case of their failure to give any required notice, the other persons entitled to give notice) in accordance with Article II Section 3 or (ii) otherwise brought before the meeting by the presiding officer or by or at the direction of a majority of the Whole Board.

(e) The determination of whether any business sought to be brought before any annual or special meeting of the shareholders is properly brought before such meeting in accordance with this Section 6 will be made by the presiding officer of such meeting. If the presiding officer determines that any business is not properly brought before such meeting, he will so declare to the meeting and any such business will not be conducted or considered.

ARTICLE III

DIRECTORS

Section 1 — Number, Election and Term of Office

Except as otherwise expressly provided in the Articles of Incorporation, the Board of Directors shall be composed of not more than twelve (12) persons nor less than five (5) persons unless this number is
  changed by: (1) the shareholders in accordance with the law of Ohio, or (2) the vote of the majority of the Directors in office. The Directors may increase the number to not more than twelve (12) persons and may decrease the number to not less than five (5) persons. Any Director’s office created by the Directors by reason of an increase in their number may be filled by action of a majority of the Directors in office.

The election of Directors shall be held
only
  at the annual meeting of shareholders in each year~~, or may be held at a special meeting called for that purpose~~. The Directors shall hold office for the term of one year and until their successors are elected and qualified, except that any Director at any time elected to fill a newly created Directorship or a vacancy shall hold office until the next annual meeting of shareholders and until his successor is elected.

Section 2 — Qualification

Each Director shall be a shareholder of the corporation,
or shall become a shareholder as soon as practicable following his or her appointment or election, but need not be a citizen of the state of Ohio.

Section 3 — Vacancies

Upon the happening of any vacancy in the membership of the Board of Directors, whether by death, resignation, increase of the authorized number of Directors without the ~~filing~~
filling
  of such new position by the shareholders at the meeting at which such increase is made, failure of the shareholders at any time to elect the full number of authorized Directors, or otherwise, and in ayany of the contingencies provided by the laws of Ohio, the remaining Directors, or the Directors duly elected, though less than a quorum, may, by a majority vote, fill such vacancy in the Board for the unexpired term, or, in the case of a newly created Directorship, for a term which shall expire contemporaneously with the terms of Directors then qualified and serving.

Section 4 — Nominations of Directors; Election

(a) Only persons who are nominated in accordance with this Article III Section 5 will be eligible for election at a meeting of shareholders to be members of the Board of Directors of the corporation.

(b) Nominations of persons for election as Directors of the corporation may be made only at an annual meeting of shareholders (i) by or at the direction of the Board of Directors or a committee thereof or (ii) by any shareholder who is a shareholder of record at the time of giving of notice provided for in this Article III Section 4, who is entitled to vote for the election of Directors at such meeting, and who complies with the procedures set forth in this Article III Section 4. If a shareholder, or a beneficial owner on whose behalf any such nomination is made, has provided the corporation with a Nomination Solicitation Notice, as that term is defined in this Section 4 below, such shareholder or beneficial owner must have delivered a proxy statement and form of proxy to the holders of at least the percentage of shares of the corporation entitled to vote required to approve such nomination and included in such materials the Nomination Solicitation Notice. All nominations by shareholders must be made pursuant to timely notice in proper written form to the Secretary.

(c) To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. To be in proper written form, such shareholder’s notice must set forth or include: (i) the name and address, as they appear on the corporation’s books, of the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the shareholder giving the notice is a holder of record of stock of the corporation entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the corporation owned beneficially and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice; (v) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; (vi) the signed consent of each nominee to serve as a Director of the corporation if so elected; and (vii) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the corporation entitled to vote required to elect such nominee or nominees (the “Nomination Solicitation Notice”). At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director must furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. The presiding officer of any annual meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by this Article III Section 4, and if he should so determine, he will so declare to the meeting, and the defective nomination will be disregarded. Notwithstanding the foregoing provisions of this Article III Section 4, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Article III Section 4.

Section ~~4~~
5
  — Meetings of Directors

Stated meetings of the Board of Directors may be held at such time and intervals as may by the Board of Directors from time to time be determined, by either standing resolution or by-law, and may ~~by~~
be
  held without notice of the time, place or purpose thereof when such time and place have been so fixed by resolution or by-law. Such meetings may be held at any place within or without the State of Ohio that the Board may ~~be~~
by
  resolution from time to time fix.

Special meetings of the ~~board~~
Board
  of Directors may be held at any time or place within or without the State of Ohio upon call by the Chairman of the Board, the Chief Executive Officer,
  the President, the Secretary or
a
  majority of the ~~directors. Notice~~
Directors. Twenty-four (24) hours’ notice
  of the time, place and purpose of such meeting shall ~~b e mailed to each Director, addressed to his residence or usual place of business, not less than seventy-two (72) hours prior to the time fixed for such meeting, or shall be telegraphed to such address, or delivered in person, or given orally, in person or by telephone, at least forty-eight (48) hours prior to the time of such meeting~~
be given to each Director either personally or by mail, overnight delivery service, telephone, telegram, telex, facsimile, electronic mail or other medium of communication
 . Any notice hereby required may be waived in writing or by telegraph by any Director and shall be deemed waived if the Director is present at such meeting.

If the day fixed as aforesaid for any stated or special meeting shall fall upon a legal holiday, such meeting shall be held at the same time upon the next succeeding day that is not a legal holiday.

Section 6 — Participation in Meetings by Communications Equipment

Meetings of the Board of Directors or of any committee of the Board of Directors may be held through any means of communications equipment if all persons participating can hear each other, and such participation will constitute presence in person at such meeting.

ARTICLE IV

OFFICERS

The officers of the corporation who shall be elected by the Board of Directors shall be a Chairman of the Board, a Chief Executive Officer,
 a President,
a Chief Financial Officer,
 a Vice President, a Secretary and a Treasurer. The Board of Directors may also, from time to time, by resolution, appoint one or more special or departmental Vice Presidents with titles indicative of their departments or functions, ~~a General Manager,~~ one or more Assistant Secretaries, one or more Assistant Treasurers, or other officers, all with such titles, designations, duties, functions and authority as the Board shall prescribe, each of whom shall serve in any such office during the pleasure of the Board. The Chairman
, Chief Executive Officer
  and President shall be Directors. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, verify or countersign any instrument in more than one capacity if such instrument is required by law, by these
Amended and Restated
 Regulations or by any act of the corporation to be executed, acknowledged, verified or countersigned by two or more officers. The term of office of the Chairman of the Board, the Chief Executive Officer,
 the President, the Vice President, the Secretary and the Treasurer shall be for one year and until their respective successors are elected and qualified, except in the case of any such officer elected to fill a vacancy, who shall serve until the first meeting of the Board of Directors after the next ensuing annual meeting of shareholders.

ARTICLE V

DUTIES OF OFFICERS

Section 1 — Chairman of the Board

The Chairman of the Board shall preside at all meetings of the shareholders and of the Directors, and shall perform such other duties as may be prescribed by the Board of Directors.

Section 2 — Chief Executive Officer

The Chief Executive Officer shall have responsibility for the general and active management of the business of the corporation and shall have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect and shall implement the general directives, plans and policies formulated by the Board of Directors. Except as otherwise provided in the Articles of Incorporation, the Chief Executive Officer may employ and discharge employees and agents of the corporation, except such as shall be appointed by the Board of Directors, and he or she may delegate these powers. In the absence or disability of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the shareholders or of the Directors. Except where by law the signature of the President is required, the Chief Executive Officer shall possess the same power as the President to execute all authorized deeds, mortgages, bonds, contracts or other instruments of obligations in the name of the corporation. During the absence or disability of the President, the Chief Executive Officer shall exercise all the powers and discharge all the duties of the President. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these bylaws or by the Board of Directors.

Section ~~2~~
3
  — President ~~I~~

The President shall ~~preside at meetings of the shareholders or of the Directors in the absence of the Chairman, shall be a member and the Chairman of the Executive Committee, if there be one, and shall~~
have such responsibilities and shall
 perform such ~~other~~ duties as may from time to time be prescribed by the shareholders, by the Board of Directors or by the Executive Committee, if there be one. The President shall have power to execute any authorized deeds, mortgages, bonds, contracts or other instruments of obligations in the name of the corporation.

Section 4 — Chief Financial Officer

The Chief Financial Officer, if any, shall have responsibility for the financial management of the corporation. The Chief Financial Officer shall have such powers and perform such duties as from time to time may be assigned to him or her by the Board of the Directors, by the Chief Executive Officer or by the President. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of the corporation, using appropriate accounting principles; have supervision over and be responsible for the financial affairs of the corporation; cause to be kept at the principal executive office of the corporation and preserved for review as required by law or regulation all financial records of the corporation; be responsible for the establishment of adequate internal control over the transactions and books of account of the corporation; and be responsible for rendering to the proper officers and the Board of Directors upon request, and to the shareholders and other parties as required by law or regulation, financial statements of the corporation.

Section ~~3~~
5
  — Vice Presidents; Special Vice Presidents ~~c~~

(~~A~~
a
 ) ~~The~~
Any
 Vice President shall ~~perform the duties of the President in case of the absence or disability of that officer; or, in case of the death or resignation of the President, until a successor shall be elected. The Vice President shall~~ have power,~~coordinate~~
coordinated
  with that of the
Chief Executive Officer
  or the President, when so authorized or directed by the Board of Directors, or by the Executive Committee if there be one, to make, execute and deliver any deeds, mortgages, bonds, contracts, notes or other instruments in the name and on behalf of the corporation, and any such instrument, when so executed, shall be as valid and binding as though executed by the President.~~The~~
Any
  Vice President shall also perform such other duties and functions, and ~~c’~~ exercise such authority, as may from time to time be prescribed by the Board of Directors, or by the Executive Committee, if there be one.
The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board
 .

(~~B~~
b
 ) Special or departmental Vice Presidents at any time appointed shall perform such duties and functions and exercise such authority as may from time to time be prescribed by the Board of Directors, or by the Executive Committee if there be one; but all authority of any such Vice President to bind the corporation shall be confined to matters relating to the special department or particular duties allotted to him, unless in any instance other authority be especially conferred upon him by resolution of the Board of Directors for such particular occasion.

Section ~~4~~
6
  — Secretary

The Secretary shall keep minutes of all proceedings of the shareholders and of the Board of Directors, and also keep or cause to be kept by an Assistant Secretary the minutes of proceedings of the Executive Committee, if there be one, and shall attest or cause to be attested the records thereof. He shall keep or cause to be kept such books as may be required by the Board of Directors, or by the Executive Committee if there be one; shall have charge of the seal and stock books of the corporation except as may at any time be otherwise ordered by the Board of Directors; shall attest and issue, or cause so to be attested and issued by an Assistant Secretary, or after due signature and attestation to be authenticated and issued by a Transfer Agent when one has been appointed, all certificates of shares, except as may be otherwise ordered by the Board of Directors; shall affix the seal of the corporation to all instruments requiring such seal and shall attest the name or attest the signature of the
Chief Executive Officer, the
 President or any other officer to any instrument when necessary or proper, or cause the same to be done by an Assistant Secretary; and shall generally perform such duties as may be required of him by the shareholders, by the Board of Directors, by the Executive Committee, if there be one, by the Chief Executive Officer
 or by the President, and such other duties as may usually pertain to his office. The Secretary shall also prepare and certify, or cause to be prepared and certified by the Transfer Agent if there be one, as of the record date for any meeting of shareholders, or upon any other occasion in respect whereof a record date is fixed, or at any other time when the same may be necessary or required by the Board of Directors, the Executive Committee
, the Chief Executive Officer
  or the President, a list of the shareholders of record upon the books of the corporation at such record date and to receive notice of and to vote at any meeting of shareholders, or to receive payment of dividends or allotment of rights, or to exercise any rights or powers.

Section ~~5~~
7
  — Treasurer

The Treasurer shall receive and have in charge all moneys, bills, notes, bonds and similar property belonging to the corporation, and shall do with the same as may be ordered by the Board of Directors or by the Executive Committee, if there be one. The Treasurer shall keep or cause to be kept such financial accounts as may be required and shall generally perform such duties as may be required of him by the shareholders, by the Directors, by the Executive Committee, if there be one, by the Chief Executive Officer
  or by the President. ~~He shall prepare, or cause to be prepared, for submission at each regular meeting of the Directors, at each annual meeting of the shareholders and at such other times as may be required by the Directors, by the President or by the Executive Committee, if there be one, a statement of the financial condition of the corporation in such detail as shall be required.~~

~~Section 6 — General Manager~~

~~The General Manager shall, under the supervision and control of the Board of Directors and of the Executive Committee, if there be one, have general control, direction and management of the business and affairs of the corporation, and shall perform such other duties as may be prescribed from time to time by the Board of Directors.~~

Section ~~7~~
8
  — Assistant Secretaries and Assistant Treasurers

Any Assistant Secretaries or Assistant Treasurers shall perform such duties as may from time to time be prescribed by the Board of Directors, by the Executive Committee, if there be one, by the Chief Executive Officer
 or by the President, and in the performance of such duties, shall also be respectively under the general supervision and direction of the Secretary or of the Treasurer, as the case may be.

Section ~~8~~
9
  — Powers of Officers

The Board of Directors shall have power at any time to change, modify or abolish, by resolution, any powers of any officer, or to assign to any officer any new powers except in any instance where certain powers are by law required to be exercised by particular officers.

Section ~~9~~
10
  — Checks upon Bank Deposits

Checks upon the bank deposits of the corporation shall be signed and/or countersigned by such officers or employees as the Board of Directors may from time to time by resolution authorize, and such directions and authorizations may be varied with respect to various classes of checks.

ARTICLE VI

~~EXECUTIVE~~ COMMITTEE
S

Section 1 — Committees Generally

The Board of Directors may from time to time create an Executive Committee or any other committee or committees of directors, to consist of one or more directors and to act in the intervals between meetings of the Board of Directors. The

Board of Directors may delegate to such committee or committees any of its authority other than that of filling vacancies among the Board of Directors or in any committee of the Board of Directors. The Board of Directors may appoint one or more directors as alternate members of any such committee to take the place of absent committee members at meetings of such committee. Unless otherwise directed by the Board of Directors, a majority of the members of any committee appointed by the Board pursuant to this Article VI Section 1 shall constitute a quorum at any meeting thereof, and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee. Action may be taken by any such committee without a meeting by a writing or writings signed by all of its members. Any such committee shall prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Board of Directors, and will keep a written record of all action taken by it. Any such committee may create one or more subcommittees, each such subcommittee to consist of one or more members of such committee, and may delegate to such subcommittee any or all of the powers and authority of such committee.

Section 2 — Executive Committee

The Board of Directors may appoint an Executive Committee, consisting of three (3)
or more
  Directors~~, of which Committee the President shall, by virtue of his office, be a member and the Chairman~~. Such Executive Committee, if so appointed, shall have power, during the recesses of the Board of Directors, to perform any acts relating to the current management and operation of the business of the corporation as are not by law or by these Regulations specifically reserved to be performed by the Board of Directors, except that the Board of Directors shall have power, at any time, by resolution, to limit or restrict the powers so to be exercised by such Executive Committee. Such Executive Committee shall keep minutes and records of its proceedings and transactions and report the same from time to time to the Board of Directors. No act of the Executive Committee, when fully completed, shall be subject to modification or rescission by the Board of Directors insofar as the same may affect the rights of third parties already fixed but the Board of Directors may rescind, modify or revise any such action of the Executive Committee, insofar as the same affects future transactions, or may establish any rules or regulations it may deem proper governing future acts of the Executive Committee. ~~A majority of the Executive Committee shall constitute a quorum at any meeting thereof and may exercise the powers of such Committee or all the members of said Committee may, by a writing signed by them, exercise such powers without a meeting.~~

Stated or special meetings of the Committee may be held with or without notice, within or without the State of Ohio, if all the members are present, or upon twenty-four (24) hours’ ~~notice given by mail, telegraph or orally~~
’ notice given personally or by mail, telephone, telegram, telex, facsimile, electronic mail or other similar medium of communication
 , if a majority of the members~~, including the President~~ are present; but the concurrence of a majority of all members of the Committee shall always be necessary to any action or exercise of powers by the Committee. Any vacancy in the Executive Committee, however occurring, shall be filled by the Board of Directors.

ARTICLE VII

COMPENSATION OF OFFICERS AND DIRECTORS: CERTAIN POWERS OF DIRECTORS

Compensation of the Directors, if any, shall be such as the shareholders or the Directors may, by resolution, from time to time determine. The compensation of officers may be fixed from time to time by the~~Executive~~
Compensation
  Committee
of the Board of Directors
 , if there be one, and otherwise by the Board of Directors, and the compensation of other employees may be fixed from time to time by the ~~Executive~~
Compensation
  Committee, if there be one, or by any officer so authorized by the Board of Directors or the~~Executive~~
Compensation
  Committee. No officer shall be precluded from voting upon any resolution fixing his own salary, or from voting upon or authorizing, or participating in the authorization, of any contract or other transaction between himself and this corporation, or between this corporation and any other corporation or any partnership of which he is a Director, shareholder, partner or member, by reason of the fact that he is an officer, a Director or a member of the~~Executive~~
Compensation
  Committee, if there be one, of this corporation; nor shall any Director be disqualified from so acting in any of the instances aforesaid by reason of the fact that he is a Director of this corporation; all objection or exception on the part of every shareholder to the right of any Director, officer or member of the ~~Executive~~
Compensation
  Committee, if there be one, to vote or act upon all such matters being expressly waived and renounced by the adoption of these Regulations.

ARTICLE VIII

BONDS

The Treasurer and any other officer or employee, if required by the Board of Directors or by the Executive Committee, if there be one, shall furnish bond in such amount and with such surety as shall be prescribed and approved by the Board of Directors or by the Executive Committee, if there be one, assuring the faithful performance of his duties and the faithful accounting for and surrender of all moneys and property of the corporation which shall come to his possession. Premiums for all such bonds shall be paid by the corporation.

ARTICLE IX

FISCAL YEAR

The Board of Directors shall have power, at any time, to fix or alter, by resolution, the fiscal year of the corporation, but unless so fixed or altered by the Board of Directors the fiscal year shall be the calendar year commencing on January 1st and ending on December 31st of each year.

ARTICLE X

SEAL

The corporate seal of this corporation shall be circular in form with the words “DIEBOLD, INCORPORATED, CANTON, OHIO” surrounding the words “Corporate Seal.”

~~ARTICLE XI~~

~~ORDER OF BUSINESS~~

~~Unless changed by a majority vote at any meeting of share- holders, the order of business at such meetings shall be as follows:~~

~~1. Organization of the meeting.~~

~~2. Certification by the Secretary of names and number of shareholders present in person and by proxy and number of shares represented, and filing of Certificate showing due notice of meeting and certified list of shareholders of record at the record date for the meeting.~~

~~3. Minutes of last meeting of shareholders.~~

~~4. Reports of Officers.~~

~~5. Reports of Committees.~~

~~6. Unfinished business.~~

~~7. New or miscellaneous business.~~

~~8. Election of Directors.~~

~~9. Adjournment.~~

ARTICLE XI~~I~~

DEFINITIONS

The word
“
 person”, wherever used in these Regulations, shall be taken to mean and include individuals, partnerships, associations
, limited liability companies
  and bodies corporate. Words of the singular number shall be taken to include the plural and those of the plural number shall be taken to include the singular, wherever appropriate. Nouns and pronouns of the masculine gender shall include the feminine wherever appropriate.

ARTICLE XII~~I~~

AMENDMENT

~~These~~
Except as otherwise provided by law or by the Articles of Incorporation or this Amended and Restated Code of Regulations, these
  Regulations may be adopted, amended or repealed ~~by the written assent of the holders of two-thirds of the common shares of the corporation or~~
(a) to the extent as may be permitted by chapter 1701 of the Ohio Revised Code from time to time, by the Directors or (b)
  by the vote of the holders of a majority of the ~~common shares~~
voting power of the corporation
  at any annual meeting of shareholders or at any special meeting called for that purpose
;
  provided, that whenever, by virtue of the provisions of law or of the Articles of Incorporation, any holders of shares other than common shares shall be entitled to vote upon any proposition embodied in any such amendment
,
  then such amendments must be assented to or adopted by the vote of the holders of a majority or by the written assent of the holders of two-thirds of all shares entitled for such purpose to exercise voting powers in any such instance.
Notwithstanding the foregoing provisions of this Article XII, no amendment to Article XIII will be effective to eliminate or diminish the rights of persons specified in that Article existing at the time immediately preceding such amendment.

ARTICLE XIII~~IV~~

INDEMNITY TO DIRECTORS AND OFFICERS

Each ~~director~~
Director
  and each officer of the corporation (and the personal and legal representatives of each) shall be indemnified by the corporation
, to the full extent then permitted by law,
  against all costs and expenses ~~reasonably~~
(including attorney’s fees)
  incurred by him
(as they are incurred, in advance of the final disposition thereof)
 , or to which he may be subjected, in connection with or resulting from any threatened, pending or completed
 action, suit, proceeding or claim to which he ~~any~~
may
  be made a party by reason of his being or having been a ~~director or officer of the corporation, (or of any other company of the voting shares whereof the corporation owns or may own 50% or more) or a director, officer, voting trustee or member of a Creditors’ Committee of a debtor of this corporation (serving as a such a t the request of this~~
Director, officer, employee or agent of the corporation, or his being or having been a director, trustee, officer, employee, or an agent of another corporation, partnership, joint venture, trust or other enterprise serving at the request of the corporation ~~as its representative)~~, or in connection with or resulting from any settlement of any such action, suit, proceeding or claim, other than amounts paid to the corporation itself (either by way of settlement or in satisfaction of any judgment rendered against such ~~director~~
Director
  or officer), whether or not he is a ~~director of~~
Director or
  officer at the time of incurring or becoming subjected to such costs or expense, and whether the action or omission to act, which is the basis of such action, suit
,
  proceeding, claim or settlement, occurred before or after the adoption of this article; except that such indemnity shall not extend to any matters as to which he shall be finally adjudged, in any such action, suit or proceeding, to be liable for negligence or misconduct in the performance of his duties as such ~~director~~
Director
  or officer, nor to any settlement made without judgment, unless it be determined by the Board of Directors that he was not guilty of such negligence or misconduct. The foregoing right of indemnification shall not be exclusive of other rights to which such ~~director~~
Director
  or officer may be entitled as a matter of law
, the Articles of Incorporation, any vote of shareholders or disinterested members of the Board of Directors, or otherwise
 .

Directions

From Cleveland and Akron:  Take I-77 South to Exit 111 (Portage Street). Turn right on Portage Street to Frank Avenue. Turn left on Frank Avenue. Proceed to the light at Frank Avenue and University Drive. Make a left turn and follow the signs to the Kent State University (Stark) Professional Education and Conference Center.

From Canton:  Take I-77 North to Exit 111 (Portage Street). Turn left on Portage Street to Frank Avenue. Turn left on Frank Avenue. Proceed to the light at Frank Avenue and University Drive. Make a left turn and follow the signs to the Kent State University (Stark) Professional Education and Conference Center.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 24, 2007.

Vote by Internet
•	Log on to the Internet and go to www.computershare.com/expressvote

•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE▼
ENCLOSED ENVELOPE.

A   Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 — 4.

1. Election of Directors:	For	Withhold		For	Withhold
01 — Louis V. Bockius III	☐	☐	06 — John N. Lauer	☐	☐
02 — Phillip R. Cox	☐	☐	07 — Eric J. Roorda	☐	☐
03 — Richard L. Crandall	☐	☐	08 — Thomas W. Swidarski	☐	☐
04 — Gale S. Fitzgerald	☐	☐	09 — Henry D. G. Wallace	☐	☐
05 — Phillip B. Lassiter	☐	☐	10 — Alan J. Weber	☐	☐

2. To ratify the appointment of KPMG LLP, as the Corporation’s independent auditors for the year 2007;	For ☐	Against ☐	Abstain ☐
3.   To approve amendments to the Amended Code of Regulations of Diebold, Incorporated relating to:
3(a) modernization and clarification of existing code;

3(b) a new NYSE requirement regarding uncertificated shares;

	For ☐ ☐	Against ☐ ☐	Abstain ☐ ☐
3(c) indemnification of offices and directors;	☐	☐	☐
3(d) notice of shareholder proposals;	☐	☐	☐
3(e) permitting the Board to amend the Code to the extent permitted by law; and	☐	☐	☐
4. To consider such other matters as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

B   Non-Voting Items
Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.	☐

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Directions
From Cleveland and Akron: Take I-77 South to Exit 111 (Portage Street). Turn right on Portage Street to Frank Avenue. Turn left on Frank Avenue. Proceed to the light at Frank Avenue and University Drive. Make a left turn and follow the signs to the Kent State University (Stark) Professional Education and Conference Center.
From Canton: Take I-77 North to Exit 111 (Portage Street). Turn left on Portage Street to Frank Avenue. Turn left on Frank Avenue. Proceed to the light at Frank Avenue and University Drive. Make a left turn and follow the signs to the Kent State University (Stark) Professional Education and Conference Center.
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE▼
ENCLOSED ENVELOPE.

Proxy — DIEBOLD INCORPORATED

Proxy Solicited on behalf of the Board of Directors
for Annual Meeting — April 26, 2007
Thomas W. Swidarski and Kevin J. Krakora, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Diebold, Incorporated to be held on April 26, 2007 or at any postponement or adjournment thereof.
You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendations. The Proxy Committee cannot vote your shares unless you sign and return this Card. In its discreation, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.
(Continued and to be dated and signed on reverse side.)